[EXHIBIT 10 (c) (1)]

                   SUMMARY OF DIRECTORS AND OFFICERS LIABILITY
                               INSURANCE POLICIES

Primary Coverage:
   Carrier:            CNA Insurance Co.
Insurance Company
   Coverage:           $5,000,000
   Deductibles:        $250,000
   Policy Number:      161805777
   Policy period:      10/01/96 to 11/01/97



Secondary Coverage:
   Carrier:            St Paul Insurance Co.
Insurance Company
   Coverage:           $5,000,000
   Deductibles:        $250,000
   Policy Number:      900DX0359
   Policy period:      10/01/96 to 11/01/97

[END OF EXHIBIT 10 (c) (1)]

[EXHIBIT 10 (h) (1)]


                                SCI SYSTEMS, INC.
                      Adjustable Rate Senior Notes due 2006


                            ------------------------








                         ------------------------------


                             NOTE PURCHASE AGREEMENT
                         ------------------------------




                            Dated as of June 28, 1996

                                Table of Contents

                                                                            Page


                                                1. AUTHORIZATION OF NOTES, ETC.1
                                                                1.1. The Notes.1

                                  1.2. The Guarantees; Intercreditor Agreement.1


                                                 2. SALE AND PURCHASE OF NOTES.2


                                                                    3. CLOSING.2


                                                      4. CONDITIONS TO CLOSING.3

                                           4.1. Representations and Warranties.3

                                                  4.2. Performance; No Default.3

                                                  4.3. Compliance Certificates.3

                                                      4.4. Opinions of Counsel.4

                                                    4.5. Subsidiary Guarantees.4

                                4.6. Purchase Permitted by Applicable Law, Etc.4

                                        4.7. Sale of Notes to Other Purchasers.4

                                          4.8. Payment of Special Counsel Fees.5

                                                 4.9. Private Placement Number.5

                                          4.10. Changes in Corporate Structure.5

                                      4.11. Existing Bank Credit Facility; Etc.5

                                               4.12. Proceedings and Documents.5


                              5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.5

                         5.1. Organization; Power and Authority; Capital Stock.5

                                                       5.2. Authorization, Etc.6

                                                               5.3. Disclosure.6

                                    5.4. Organization and Ownership of Shares of
                                                      Subsidiaries; Affiliates.7

                                                     5.5. Financial Statements.7

                             5.6. Compliance with Laws, Other Instruments, Etc.8

                                         5.7. Governmental Authorizations, Etc.8

                         5.8. Litigation; Observance of Agreements, Statutes and
                                                                        Orders.8

                                                                    5.9. Taxes.9

                                               5.10. Title to Property; Leases.9

                                                  5.11. Licenses, Permits, Etc.9

                                 5.12. Compliance with ERISA and Similar Laws.10

                                        5.13. Private Offering by the Company.11

                                    5.14. Use of Proceeds; Margin Regulations.11

                                    5.15. Existing Indebtedness; Future Liens.12

                                5.16. Foreign Assets Control Regulations, Etc.12

                                          5.17. Status Under Certain Statutes.12

                                                               5.18. Solvency.12

                                                  5.19. Environmental Matters.13


                                           6. REPRESENTATION OF THE PURCHASER.13

                                            6.1. Purchase for Investment, Etc.13

                                                         6.2. Source of Funds.14


                                             7. INFORMATION AS TO THE COMPANY.16

                                      7.1. Financial and Business Information.16

                                                   7.2. Officer's Certificate.19

                                                              7.3. Inspection.20


                                                   8. PREPAYMENT OF THE NOTES.20

                                                    8.1. Required Prepayments.20

                                                    8.2. Optional Prepayments.21

                                                   8.3. Notice of Prepayments.21

                                       8.4. Allocation of Partial Prepayments.22

                                                8.5. Maturity; Surrender, Etc.22

                                                       8.6. Purchase of Notes.22

                                                       8.7. Make-Whole Amount.23


                                                     9. AFFIRMATIVE COVENANTS.24

                                                     9.1. Compliance with Law.24

                                                               9.2. Insurance.25

                                               9.3. Maintenance of Properties.25

                                             9.4. Payment of Taxes and Claims.25

                                                9.5. Corporate Existence, Etc.26

                               9.6. Additional Subsidiary Guarantees; Release of
                                                   Subsidiary Guarantees; Etc.26


                                                       10. NEGATIVE COVENANTS.27

                                                10.1. Subsidiary Indebtedness.28

                                                                  10.2. Liens.28

                                           10.3. Certain Financial Conditions.31

                                                            10.4. Asset Sales.32

                                             10.5. Merger, Consolidation, Etc.33

                                 10.6. Sale of Notes or Accounts; Securitization
                                                                 Transactions.34

                                                 10.7. Restricted Investments.35

                                        10.8. Sale and Leaseback Transactions.35

                                           10.9. Transactions with Affiliates.36


                                                        11. EVENTS OF DEFAULT.36


                                                 12. REMEDIES ON DEFAULT, ETC.39

                                                           12.1. Acceleration.39

                                                         12.2. Other Remedies.39

                                                             12.3. Rescission.40

                             12.4. No Waivers or Election of Remedies, Expenses,
                                                                          Etc.40


                            13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.40

                                                  13.1. Registration of Notes.40

                                         13.2. Transfer and Exchange of Notes.41

                                                   13.3. Replacement of Notes.42


                                                        14. PAYMENTS ON NOTES.42

                                                       14.1. Place of Payment.42

                                                    14.2. Home Office Payment.42


                                                            15. EXPENSES, ETC.43

                                                   15.1. Transaction Expenses.43

                                                               15.2. Survival.44


                          16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
                                                                    AGREEMENT.44


                                                     17. AMENDMENT AND WAIVER.44

                                                           17.1. Requirements.44

                                       17.2. Solicitation of Holders of Notes.45

                                                    17.3. Binding Effect, Etc.45

                                         17.4. Notes Held by the Company, Etc.45


                                                                  18. NOTICES.46


                                                19. REPRODUCTION OF DOCUMENTS.46


                                                 20. CONFIDENTIAL INFORMATION.47


                                                21. SUBSTITUTION OF PURCHASER.48


                                                            22. MISCELLANEOUS.48

                                                 22.1. Successors and Assigns.48

                                                           22.2. Construction.48

                         22.3. Jurisdiction and Process; Waiver of Jury Trial.49

                                      22.4. Payments Due on Non-Business Days.49

                                                           22.5. Severability.50

                                                       22.6. Accounting Terms.50

                                                           22.7. Counterparts.50

                                                          22.8. Governing Law.50




Exhibit 1.1          --             Form of Adjustable Rate Senior Note due 2006
Exhibit 1.2(a)       --             Form of Subsidiary Guarantee
Exhibit 1.2(b)       --             Form of Intercreditor Agreement
Exhibit 4.4(a)       --             Form of Opinion of Counsel to the Company
Exhibit 4.4(b)       --             Form of Opinion of Special Counsel for the
                                     Company
Exhibit 4.4(c)       --             Form of Opinion of Local Counsel for
                                     Subsidiary Guarantors
Exhibit 4.4(d)       --             Form of Opinion of Special Counsel for the
                                     Purchasers

Schedule A           --             Names and Addresses of Purchasers
Schedule B           --             Defined Terms
Schedule 5.4         --             Subsidiaries
Schedule 5.5         --             Financial Statements
Schedule 5.8         --             Litigation
Schedule 5.11        --             Licenses, Permits, Etc.
Schedule 5.15        --             Existing Indebtedness and Liens







                                SCI SYSTEMS, INC.




                         c/o SCI Systems (Alabama), Inc.
                            2101 West Clinton Avenue
                            Huntsville, Alabama 35805
                                                             New York, New York
                                                             As of June 28, 1996


TO THE PURCHASER LISTED IN
     THE ATTACHED  SCHEDULE A
     WHICH IS A SIGNATORY HERETO:

Ladies and Gentlemen:

                  SCI SYSTEMS, INC., a Delaware corporation (the "Company"), agrees with you as follows:

1.      AUTHORIZATION OF NOTES, ETC.

(a)     The Notes.

                  The Company has duly authorized the issue and sale of $100,000,000 aggregate principal amount of its Adjustable Rate Senior Notes due 2006 (the "Notes"), each such note to be substantially in the form set out in
Exhibit 1.1. As used herein, the term "Notes" means all notes originally delivered pursuant to this Agreement and the Other Agreements referred to below and all notes delivered in substitution or exchange for any such note and, where applicable, shall include the singular number as well as the plural. Certain capitalized and other terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

(a)     The Guarantees; Intercreditor Agreement.

                  (i) The Notes and the obligations of the Company hereunder and under the Other Agreements will be unconditionally guaranteed by each Domestic Subsidiary identified as such in Schedule 5.4 (individually a "Subsidiary
Guarantor" and collectively the "Subsidiary Guarantors", which term shall include after the date of the Closing all additional guarantors from time to time executing and delivering Subsidiary Guarantees (as defined below) pursuant to Section 9.6), pursuant to guarantee agreements substantially in the form of
Exhibit 1.2(a) (individually a "Subsidiary Guarantee" and collectively the "Subsidiary Guarantees").

                  (ii)An  Intercreditor  Agreement  substantially in the form of
Exhibit 1.2(b), among the Purchasers, the Credit Facility Banks, Citibank, N.A., as agent for said Banks (the "Agent"), The Governor and Company of the Bank of Ireland ("BOI") and C&I (Division) Holdings ("Holdings") (the "Intercreditor Agreement") shall govern the respective rights of the holders of the Notes, the Credit Facility Banks, BOI and Holdings with respect to certain collateral securing Indebtedness of the Company and certain Subsidiaries under the Existing Bank Credit Facility. Pursuant to the Intercreditor Agreement the parties thereto agree, among other things, to share in all recoveries in respect of claims of such parties against the Company, each Subsidiary Guarantor and certain other Subsidiaries on a parity.

1.      SALE AND PURCHASE OF NOTES.

                  Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

1.      CLOSING.

                  The sale and purchase of the Notes to be purchased by you and the Other Purchasers under this Agreement and the Other Agreements shall occur at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, NY 10022, at a closing (the "Closing") on July 19, 1996 or on such other Business Day thereafter as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), in each case against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 7733879 at Bank of America Illinois, Chicago, Illinois (ABA No. 071000039).
                  If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction or waived by you, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment by the Company.

1.      CONDITIONS TO CLOSING.

                  Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

(a)     Representations and Warranties.

                  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

(a)     Performance; No Default.

                  The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing; after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing; and neither the Company nor any Subsidiary shall have entered into any transaction since March 24, 1996 that would have been prohibited by any of Sections 10.1 through 10.8, inclusive, had such Sections applied since such date.

(a)     Compliance Certificates.

                  (i) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2, 4.10 and 4.11 have been fulfilled.

                  (ii)Secretary's Certificate. The Company shall have delivered to you a certificate of the Secretary or an Assistant Secretary of the Company, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement, the Other Agreements and the other documents contemplated by this Agreement and the Other Agreements.

                  (iii) Subsidiary Guarantor's Secretary's Certificate. Each Subsidiary Guarantor shall have delivered to you a certificate of the Secretary or an Assistant Secretary of such Subsidiary Guarantor certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of its respective Subsidiary Guarantee.

(b)     Opinions of Counsel.

                  You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing, from

                  (i) Michael M. Sullivan, Esq., Corporate Counsel to the Company, and Powell, Goldstein, Frazer & Murphy, special counsel for the Company, substantially in the respective forms set forth in Exhibits 4.4(a) and 4.4(b), and Birch, de Jongh, Hindels & Hall, local counsel for SCI Foreign Sales, Inc., substantially in the form set forth in Exhibit 4.4(c) (and the Company hereby instructs such counsel to deliver such opinions to you), and

                  (ii)Willkie   Farr  &  Gallagher,   your  special  counsel  in
         connection with the transactions contemplated hereby, substantially in the form set forth in Exhibit 4.4(d).

Each such opinion shall also cover such other matters incident to such transactions as you may reasonably request.

(a)     Subsidiary Guarantees.

                  Separate Subsidiary Guarantees, each dated as of a date on or before the date of the Closing, shall have been executed and delivered by each Subsidiary Guarantor in the form hereinabove recited and shall be in full force and effect.

(a)     Purchase Permitted by Applicable Law, Etc.

                  On the date of the Closing, your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including without limitation Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

(a)     Sale of Notes to Other Purchasers.

                  The Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

(a)     Payment of Special Counsel Fees.

                  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

(a)     Private Placement Number.

                  A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

(a)     Changes in Corporate Structure.

                  The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity at any time following the date of the most recent financial statements referred to in Schedule 5.5.

(a)     Existing Bank Credit Facility; Etc.

                  The Intercreditor Agreement shall have been duly executed and delivered in the form hereinabove recited and such document and the Existing Bank Credit Facility shall be in full force and effect.

(a)     Proceedings and Documents.

                  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

1.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to you that:

(a)     Organization; Power and Authority; Capital Stock.

                  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Other Agreements and the Notes and to perform the provisions hereof and thereof.

(a)     Authorization, Etc.

                  This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. Each Subsidiary Guarantee required to be delivered by a Subsidiary on the date of the Closing has been duly authorized by all necessary corporate and shareholder action on the part of the respective Subsidiary and, upon execution and delivery thereof as hereinabove provided, will constitute a legal, valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms.

(a)     Disclosure.

                  The Company, through its agent Citicorp Securities, Inc., has delivered to you a copy of a Confidential Offering Memorandum, dated April 1996 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, SEC filings, documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby (together with the Memorandum, the "Disclosure Documents"), and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since June 30, 1995, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except as disclosed in the Disclosure Documents or in the financial statements listed in Schedule 5.5 and other changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents or such financial statements.

(a)     Organization and Ownership of Shares of Subsidiaries; Affiliates.

                  (i) Schedule 5.4 contains (except as noted therein) complete and correct lists of the Company's (i) Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and whether it is a Subsidiary Guarantor, (ii) Affiliates, other than Subsidiaries, and (iii) directors and senior officers.

                  (ii) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (iii) Each Subsidiary identified in Schedule 5.4 is a corporation duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact and, in the case of Subsidiary Guarantors, to execute and deliver and perform its obligations under its respective Subsidiary Guarantee. No Subsidiary is a guarantor under the Existing Bank Credit Facility other than Subsidiaries listed as Subsidiary Guarantors in Schedule 5.4.

                  (iv) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed in Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

(b)     Financial Statements.

                  The Company has delivered to you copies of the financial statements of the Company and its Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

(a)     Compliance with Laws, Other Instruments, Etc.

                  The execution, delivery and performance by the Company of this Agreement and the Notes, and by its Subsidiaries of their respective Subsidiary Guarantees, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, corporate charter or by-laws, or any other material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary. The representation by the Company in clause (iii) of the preceding sentence is made in reliance upon and subject to the accuracy of your representations in Sections 6.1 and 6.2

(a)     Governmental Authorizations, Etc.

                  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes or by the Subsidiary Guarantors of their respective Subsidiary Guarantees. The representation by the Company in this Section 5.7 is made in reliance upon and subject to the accuracy of your representation in Section 6.1.

(a)     Litigation; Observance of Agreements, Statutes and Orders.

                  (i) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (ii) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)     Taxes.

                  The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended in June, 1989.

(a)     Title to Property; Leases.

                  The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet listed on Schedule 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

(a)     Licenses, Permits, Etc.

                   Except as disclosed in Schedule 5.11,

                   (i) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks, trade names and proprietary software, or rights thereto, that individually or in the aggregate are Material, free and clear of any Liens prohibited by Section 10.2 and without known conflict with the rights of others;

                   (ii) to the best knowledge of the Company, no product of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name, proprietary software or other right owned by any other Person; and

                   (iii) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name, proprietary software or other right owned or used by the Company or any of its Subsidiaries.

(a)     Compliance with ERISA and Similar Laws.

                   (i) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and, to the best knowledge of the Company, no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as could not be individually or in the aggregate Material.

                   (ii) The present value of the aggregate benefit liabilities under each of the Plans subject to Title IV of ERISA or Section 412 of the Code, determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

                   (iii) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                   (iv) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by you.

                   (v) All Foreign Plans have been established, operated, administered and maintained in material compliance with all laws, regulations and orders applicable thereto. All premiums, contributions and any other amounts required by applicable Foreign Plan documents or applicable laws to be paid or accrued by the Company and its Subsidiaries, to the extent Material, have been paid or accrued as required.

(b)     Private Offering by the Company.

                  Neither the Company nor anyone acting on its behalf has offered the Notes, the Subsidiary Guarantees or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 40 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken or will take, any action that would subject the issuance or sale of the Notes or the execution and delivery of the Subsidiary Guarantees to the registration requirements of Section 5 of the Securities Act.

(a)     Use of Proceeds; Margin Regulations.

                  The Company will apply the net proceeds of the sale of the Notes for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries, and the Company does not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

(a)     Existing Indebtedness; Future Liens.

                   (i) Schedule 5.15 sets forth a complete and correct list of each item of outstanding Indebtedness of the Company and its Subsidiaries exceeding $2,000,000 as of June 29, 1996, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary, and no event or condition exists with respect to any such Indebtedness of the Company or any Subsidiary Guarantor or, to the best knowledge of the Senior Financial Officers of the Company, any other Subsidiary that would permit (or that with the giving of notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. Schedule 5.15 also indicates whether such Indebtedness is by its terms subordinate or junior in right of payment to any other Indebtedness of the obligor.

                   (ii) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted to exist by Section 10.2.

(b)     Foreign Assets Control Regulations, Etc.

                  Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(a)     Status Under Certain Statutes.

                  Neither the Company nor any Subsidiary is subject to regulation as an investment company under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

(a)     Solvency.

                  Each of the Company and the Subsidiary Guarantors is, and after giving effect to the issuance of the Notes and the Subsidiary Guarantees on the date of the Closing will be, a "solvent institution", as said term is used in Section 1405(c) of the New York Insurance Law, whose "obligations. . . are not in default as to principal or interest", as said terms are used in said
Section 1405(c).

(a)     Environmental Matters.

                  Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, or that any proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Without limiting the foregoing,

                   (i) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                   (ii) neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                   (iii) to the knowledge of the Company, all buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

1.      REPRESENTATION OF THE PURCHASER.

(a)     Purchase for Investment, Etc.

                  You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that, and the Notes may bear a legend to the effect that, the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes; provided that such legend will be removed (and one or more new Notes will be issued as provided in Section 13.2 but without such legend) if at any time you or a holder from time to time of any Note shall surrender such Note for registration of transfer or exchange and concurrently provide the Company with an opinion of counsel (who may be in-house counsel) to the effect that the conditions to paragraph (k) of Rule 144 under the Securities Act have been met with respect to such Note.

                  You also represent that:

                   (i) you are an "accredited investor", as defined in Rule 501(a)(1) of the Securities Act;

                   (ii) the Company has made available to you, a reasonable time prior to the consummation of the transactions contemplated hereby, the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Notes and to obtain any additional information which the Company possesses or could acquire without unreasonable effort or expense; and

                   (iii) you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of your investment in the Notes, and you and any accounts for which you are acting are each able to bear the economic risk of your or its investment and can afford the complete loss of such investment;

provided that nothing contained in this Section 6.1 shall in any manner or to any degree affect the scope of the representations and warranties made by the Company or any Subsidiary or by any officer of the Company or any Subsidiary in this Agreement, any Subsidiary Guarantee or any other writing furnished in connection with the transactions contemplated hereby or your right or the right of the holder of any Note to rely thereon.

(a)     Source of Funds.

                  You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                   (i)     the  Source  is a  general  account  of an  insurance
company, and the amount of the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan, when combined with the amount of the reserves and liabilities (as defined by the NAIC Annual Statement) for the general account contract(s) held by or on behalf of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Prohibited Transaction Exemption ("PTE") 95-60) of such employer or by the same employee organization, do not exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurance company (the amount of reserves and liabilities for the general account contract(s) held by or on behalf of an employee benefit plan being determined before reduction for credits on account of any reinsurance ceded on a coinsurance basis); or

                   (ii) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or
(ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                   (iii) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                   (iv)    the Source is a governmental plan; or

                   (v) the Source is one or more employee benefit plans, or a separate account or trust fund comprising one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                   (vi) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of Title I of ERISA.

         As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

1.      INFORMATION AS TO THE COMPANY.

(a)     Financial and Business Information.

                  The Company shall deliver to each holder of Notes that is an Institutional Investor:

                   (i) Quarterly Statements -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year),

                          (1) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                          (2) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally (including notes thereto, as applicable), and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                   (i) Annual Statements -- within 90 days after the end of each fiscal year of the Company,

                          (1) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

                          (2) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP (including notes thereto, as applicable), and accompanied by

                           (x) an opinion thereon of independent  accountants of
                  recognized national standing, which shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                           (y) a certificate  of such  accountants  stating that
                  they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);

provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, together with the accountants' certificate described in clause (x) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

                   (i) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to the Credit Facility Banks or the banks or other financial institutions party to any New Credit Facility or generally to its public shareholders or other creditors, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), an each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

                   (ii) Notice of Default or Event of Default (Including Other Indebtedness Defaults) -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or under the Existing Bank Credit Facility or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                   (iii) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                          (1) with respect to any Plan subject to Title IV of ERISA or Section 412 of the Code, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                          (2) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                          (3) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                   (iv) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal, state or local Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

                   (v) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes or the ability of any Subsidiary to perform its obligations under its respective Subsidiary Guarantee, in each case as from time to time may be reasonably requested by any such holder of Notes.

(a)     Officer's Certificate.

                  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                   (i) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 through 10.4, inclusive, and Sections 10.6 and 10.7 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence) and the Applicable Margin calculated as of the date of the certificate; and

                   (ii) Default -- a statement that such Senior Financial Officer has reviewed the relevant terms hereof and, to the best knowledge of such Officer, after due inquiry, no Default or Event of Default exists, or existed during the period from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate or, if any such condition or event existed or exists (including without limitation any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

(a)     Inspection.

                  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                   (i) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's Senior Financial Officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                   (ii) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective Senior Financial Officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries so long as notice of such discussions is given to the Company substantially contemporaneously therewith), all at such times and as often as may be requested.

1.      PREPAYMENT OF THE NOTES.

                  In addition to the payment of the entire unpaid principal amount of the Notes at the final maturity thereof, the Company will make required, and may make optional, prepayments in respect of the Notes, all as hereinafter provided.

(a)     Required Prepayments.

                  On July 19, 2001 and on each July 19 thereafter to and including July 19, 2005, the Company will prepay $16,667,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes, such prepayment to be made at the principal amount to be prepaid, together with accrued interest thereon to the date of such prepayment, without premium and allocated as provided in Section 8.4, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or purchase of less than all of the outstanding Notes pursuant to Section 8.6, the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

(a)     Optional Prepayments.

                  The Company  may, at its option and upon notice as provided in
Section 8.3, prepay at any time all, or from time to time any part of, the Notes (but, if in part, then in a minimum amount of $1,000,000 and otherwise in multiples of $100,000) at the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount.

(a)     Notice of Prepayments.

                  The Company will give each holder of Notes being prepaid written notice of each optional prepayment under Section 8.2 not less than 15 days and not more than 30 days prior to the date fixed for such prepayment. Each such notice shall specify the date fixed for such prepayment (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4) and the interest to be paid on the prepayment date with respect to such principal amount being prepaid.

                  Each such notice of prepayment shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount for the Notes being prepaid due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. If for any reason any holder of the Notes, by notice to the Company, objects to such calculation of the Make-Whole Amount, the Make-Whole Amount calculated by such holder and specified in such notice shall be final and binding upon the Company and the holders of the Notes absent manifest error. If any such holder of a Note shall give the notice specified in the preceding sentence, the Company will forthwith provide copies of such notice to all other holders of outstanding Notes.

(a)     Allocation of Partial Prepayments.

                  In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

(a)     Maturity; Surrender, Etc.

                  In  the  case  of  each  prepayment of  Notes pursuant to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall thereafter be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

(a)     Purchase of Notes.

                  The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes; or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions, and in any event at a price not less than the amount (including without limitation interest accrued on the principal amount of the Notes to be so purchased to the date of such purchase and the Make-Whole Amount determined for the purchase date with respect to such principal amount) that would be payable in connection with an optional prepayment pursuant to Section 8.2. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least ten Business Days. If the holders of more than 25% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel (or will cause to be promptly canceled) all Notes acquired by it or any Affiliate in connection with any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

(a)     Make-Whole Amount.

                  The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2, purchased pursuant to Section 8.6 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the Bloomberg Financial Markets News screen Px (bid side) or the equivalent screen provided by Bloomberg Financial Markets News (or any nationally recognized publicly available on-line source of similar market data) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon (calculated at the interest rate in effect on the date of determination with respect to the Notes) that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2,
         8.6 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or purchased pursuant to Section 8.6 or has become or is declared to be immediately due and payable pursuant to
         Section  12.1,  as the context requires.

1.      AFFIRMATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding (and without limiting specific obligations of the Company or any Subsidiary under any Security Document):

(a)     Compliance with Law.

                  The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including without limitation Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(a)     Insurance.

                  The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

(a)     Maintenance of Properties.

                  Subject to Sections 10.4 and 10.5, the Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear and losses due to casualties covered by insurance), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(a)     Payment of Taxes and Claims.

                  The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might reasonably be expected to become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary and (ii) the nonpayment of all such contested taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

(a)     Corporate Existence, Etc.

                  The Company will at all times preserve and keep in full force and effect its corporate existence, except as otherwise permitted by Section
10.5. Subject to Sections 10.4 and 10.5, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

(a)     Additional Subsidiary Guarantees; Release of Subsidiary Guarantees; Etc.

                   (i) If after the date of the Closing any Person that has not theretofore executed and delivered a Subsidiary Guarantee shall become a Domestic Subsidiary, promptly and in any event within 60 days thereafter, the Company will cause such Subsidiary to execute and deliver a Subsidiary Guarantee, in the form hereinabove recited, and will furnish each holder of the Notes with (i) a counterpart of such executed Subsidiary Guarantee and (ii) an opinion of Powell, Goldstein, Frazer & Murphy or other counsel reasonably satisfactory to the Required Holders (which opinion shall be reasonably satisfactory to the Required Holders and may be subject to customary exceptions, qualifications and limitations under the circumstances) to the effect that such Subsidiary Guarantee has been duly authorized, executed and delivered by such Subsidiary and is valid, binding and enforceable in accordance with its terms, provided that if the execution, delivery or performance by such Subsidiary of a Subsidiary Guarantee would not be permitted under applicable law, the Company will (x) cause to be delivered to each holder of the Notes an opinion of counsel reasonably satisfactory to the Required Holders to such effect and (y) make effective provision (pursuant to documentation in form and substance satisfactory to the Required Holders) whereby the Notes will be secured by a Lien on all of such capital stock.

                   (ii) If after the date of the Closing any Subsidiary that has not theretofore executed and delivered a Subsidiary Guarantee shall guarantee or become a direct obligor under the Existing Bank Credit Facility or any other credit facility, loan agreement, credit agreement or other agreement that from time to time directly or indirectly replaces the Existing Bank Credit Facility (a "New Credit Facility"), then prior to or concurrently with the incurrence (as guarantor or direct obligor) of any Indebtedness under the Existing Bank Credit Facility or under such New Credit Facility, as applicable, the Company will cause such Subsidiary to execute and deliver a Subsidiary Guarantee in the form hereinabove recited and will furnish each holder of the Notes with a counterpart of such executed Subsidiary Guarantee and an opinion with respect thereto as described in clause (a)(ii) above, subject to compliance then or thereafter with the requirements of Section 9.6(c) in respect of such Subsidiary Guarantee.

                   (iii) Prior to or concurrently with the incurrence of any Indebtedness (as a direct obligor or guarantor) under a New Credit Facility by any Subsidiary which executes and delivers a Subsidiary Guarantee after the date of the Closing (or is concurrently required to do so as aforesaid) the Company will cause to be delivered to the holders of the Notes an intercreditor agreement among the holders of the Notes and the banks or financial institutions party to such New Credit Facility, in form and substance satisfactory to the Required Holders, pursuant to which the holders of the Notes and each such bank or financial institution party to the New Credit Facility agree to treat their respective claims against such Subsidiary in bankruptcy or liquidation on a parity (without regard to any differences in any benefits derived by such Subsidiary from such Subsidiary Guarantee and from such Indebtedness under such New Credit Facility).

                   (iv) The Company will cause each Subsidiary Guarantee to remain in full force and effect at all times after the execution and delivery thereof (so long as the respective Subsidiary Guarantor remains in existence in compliance with Section 9.5). Any Subsidiary Guarantor the Voting Stock of which is being disposed of as an entirety in any Asset Sale in accordance with the provisions of Section 10.4 and any other Subsidiary Guarantor shall, at the Company's request, be discharged from all of its obligations and liabilities under its Subsidiary Guarantee by the Required Holders entering into a release in form and substance reasonably satisfactory to the Required Holders, and you and each other holder of a Note, by acceptance of such Note, agree to enter into such a reasonably satisfactory release promptly upon request, except that this sentence shall not apply (i) if before and immediately after giving effect to such release a Default or an Event of Default shall have occurred and be continuing, (ii) to a Subsidiary if any amount is then due and payable under its Subsidiary Guarantee or (iii) to a Subsidiary which at the time is a guarantor of any other Indebtedness of the Company or another Subsidiary Guarantor that is not also concurrently being released.

1.      NEGATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding:

(a)     Subsidiary Indebtedness.

                  The Company will not permit any Subsidiary which is not a Subsidiary Guarantor to create, assume, incur, guarantee or otherwise become liable in respect of any Indebtedness except

                   (i) Indebtedness owing to the Company or a Subsidiary Guarantor;

                   (ii) Indebtedness with respect to the Existing Bank Credit Facility or a New Credit Facility; and

                   (iii) other Indebtedness (including Capitalized Lease Obligations), provided that immediately after giving effect thereto the sum (without duplication) of (i) the aggregate unpaid principal amount of Indebtedness of the Company and its Subsidiaries secured by Liens permitted by
Section 10.2(n) plus (ii) the aggregate unpaid principal amount of Indebtedness of all Subsidiaries (other than Indebtedness permitted by clause (a) or (b) above and other unsecured Indebtedness of Subsidiary Guarantors) plus (iii) the aggregate Attributable Debt in connection with all sale and leaseback transactions of the Company and its Subsidiaries does not exceed 25% of Consolidated Tangible Net Worth.

                  In addition, and notwithstanding the foregoing, the Company will not permit any Subsidiary to become a direct obligor with respect to any Indebtedness under the Existing Bank Credit Facility.


                  For purposes of this Section 10.1, a Subsidiary shall be deemed to have incurred Indebtedness in respect of any obligation previously owed to the Company or a Subsidiary Guarantor on the date the obligee ceases for any reason to be the Company or a Subsidiary Guarantor, and a Person that hereafter becomes a Subsidiary or a Subsidiary Guarantor that for any reason ceases to be a Subsidiary Guarantor shall be deemed at that time to have incurred all of its outstanding Indebtedness.

(a)     Liens.

                  The Company will not and will not permit any Subsidiary to create, assume, incur or suffer to exist any Lien upon or with respect to any property or assets, whether now owned or hereafter acquired, provided that nothing in this Section 10.2 shall prohibit

                   (i) Liens existing on the date of the Closing and set forth in Schedule 5.15;

                   (ii) Liens in respect of property acquired or constructed by the Company or a Subsidiary after the date of the Closing, which are created at the time of or within 270 days after acquisition or completion of construction of such property to secure Indebtedness assumed or incurred to finance all or any part of the purchase price or cost of construction of such property, provided that in any such case

                          (1) no such Lien shall extend to or cover any other property of the Company or such Subsidiary, as the case may be,

                          (2) the aggregate principal amount of Indebtedness secured by all such Liens in respect of any such property shall not exceed the cost of such property and any improvements then being financed, and

                          (3) the aggregate principal amount of Indebtedness secured by all such Liens in respect of all such properties shall not exceed 5% of the average Consolidated Tangible Net Worth as of the last day of each of the four quarterly accounting periods then most recently ended (such average being equal to the product of (x) the sum of Consolidated Tangible Net Worth as of the last day of each of the four quarterly accounting periods then most recently ended, and (y).25);

                   (iii) Liens in respect of property acquired by the Company or a Subsidiary after the date of the Closing, existing on such property at the time of acquisition thereof (and not created in anticipation thereof), or in the case of any Person that after the date of the Closing becomes a Subsidiary or is consolidated with or merged with or into the Company or a Subsidiary or sells, leases or otherwise disposes of all or substantially all of its property to the Company or a Subsidiary, Liens existing at the time such Person becomes a Subsidiary or is so consolidated or merged or effects such sale, lease or other disposition of property (and not created in anticipation thereof), provided that in any such case (i) no such Lien shall extend to or cover any other property of the Company or such Subsidiary, as the case may be, and (ii) such Lien shall be discharged or released within 180 days following any such transaction;

                   (iv) Liens securing Indebtedness of a Subsidiary owing to the Company or to a Subsidiary Guarantor;

                   (v) Liens relating to any extension, renewal or (subject to the final paragraph of this Section 10.2) replacement of any Lien described in clauses (a) through (d) above, provided that the principal amount of Indebtedness secured by any such Lien (other than Indebtedness with respect to the Existing Bank Credit Facility) is not increased and such Lien does not extend to or cover any property other than the property covered by such Lien immediately prior to such extension, renewal or replacement;

                   (vi) Liens incurred in the ordinary course of business securing obligations that do not constitute Indebtedness, provided that all such Liens in the aggregate could not reasonably be expected to have a Material Adverse Effect;

                   (vii) Liens for taxes and assessments or governmental charges or levies, provided that payment thereof is not at the time required by
Section 9.4;

                   (viii) Liens of or resulting from any judgment or award the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured and the Company or such Subsidiary shall have set aside adequate reserves on its books, in accordance with GAAP;

                   (ix) Liens permitted pursuant to Section 10.6 (including without limitation Liens in respect of inventory under the Loan/Purchase Transaction included as a Permitted Asset Securitization Transaction under and as defined in the Existing Bank Credit Facility);

                   (x) any Lien created in favor of a customer of the Company or any Subsidiary with respect to specific goods or work-in-process to secure advances by the customer to the Company or any Subsidiary to purchase or cause the manufacture of the goods or work-in-process securing the advances, provided that in any such case

                          (1) no such Lien shall extend to or cover any property of the Company or such Subsidiary other than the applicable goods or work-in-process, and

                          (2) such Lien shall not secure any Indebtedness other than the amounts used to purchase or manufacture such goods or work-in-process;

                   (xi) workers', mechanics' and materialmen's Liens and similar Liens incurred in the ordinary course of business remaining undischarged or unstayed for not longer than 60 days following the receipt by the Company or a Subsidiary of notice of the attachment thereof;

                   (xii) attachments remaining undischarged or unstayed for not longer than 60 days from the making thereof;

                   (xiii) Liens in respect of pledges or deposits under workers' compensation laws, unemployment insurance or similar legislation and in respect of pledges or deposits to secure bids, tenders, contracts (other than contracts for the payment of money), leases or statutory obligations, or in connection with surety, appeal and similar bonds incidental to the conduct of litigation; and

                   (xiv) Liens which would otherwise not be permitted by clauses (a) through (m) above, securing additional Indebtedness of the Company or a Subsidiary, provided that immediately after giving effect thereto the sum (without duplication) of (i) the aggregate unpaid principal amount of Indebtedness (including Capitalized Lease Obligations) of the Company and its Subsidiaries secured by such Liens permitted by this Section 10.2(n) plus (ii) the aggregate unpaid principal amount of Indebtedness of all Subsidiaries (other than Indebtedness of Subsidiaries permitted by clause (a) or (b) of Section 10.1 and other unsecured Indebtedness of Subsidiary Guarantors) plus (iii) the aggregate Attributable Debt in connection with all sale and leaseback transactions of the Company and its Subsidiaries does not exceed 25% of Consolidated Tangible Net Worth.

For purposes of this Section 10.2, a Subsidiary shall be deemed to have created Liens securing Indebtedness previously owed to the Company or a Subsidiary Guarantor on the date the obligee ceases for any reason to be the Company or a Subsidiary Guarantor, and any Lien existing in respect of property at the time such property is acquired or in respect of property of a Person at the time such Person is acquired, consolidated or merged with or into the Company or a Subsidiary shall be deemed to have been created at that time.
                  The Company will not and will not permit any Subsidiary to create any Lien upon or with respect to any property or assets securing Indebtedness under a New Credit Facility without making effective provision (pursuant to documentation reasonably satisfactory to the Required Holders which shall be accompanied by a written opinion of counsel reasonably satisfactory to the Required Holders to the effect that such documentation is enforceable in accordance with its terms and complies with the requirements of this Section 10.2) whereby the Notes shall be secured equally and ratably with any and all obligations in respect of such New Credit Facility secured by such Lien.

(a)     Certain Financial Conditions.

                  The Company will not permit

                   (i) Consolidated Total Debt at any time to exceed 65% of Total Capitalization,

                   (ii) Consolidated Senior Debt at any time to exceed 60% of Total Capitalization,

                   (iii) EBIT for any period of four consecutive fiscal quarters (commencing with the period ending March 24, 1996) to be less than 125% of Consolidated Interest Expense for such period,

                   (iv) Consolidated Tangible Net Worth at any time to be less than the sum of (i) $344,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal year (beginning with the fiscal year ending June 30, 1996) for which Consolidated Net Income is positive, or

                   (v) Consolidated Current Assets at any time to be less than 150% of Consolidated Current Liabilities.

For purposes of this Section 10.3, the A-12 Program Financial Statements Adjustments previously recognized or recognized after the date hereof in accordance with GAAP shall be added back into the computation of Total
Capitalization, EBIT, Consolidated Tangible Net Worth, Consolidated Current Assets and Consolidated Current Liabilities unless such A-12 Program Financial Statements Adjustments equal or exceed $50,000,000. If the A-12 Program Financial Statements Adjustments equal or exceed $50,000,000, then no A-12 Program Financial Statements Adjustments shall be added back into the computation of Total Capitalization, EBIT, Consolidated Tangible Net Worth, Consolidated Current Assets or Consolidated Current Liabilities for purposes of this Section 10.3.

(a)     Asset Sales.

                  The Company will not and will not permit any Subsidiary to, directly or indirectly, make any sale, transfer, lease (as lessor), loan or other disposition of any property or assets (an "Asset Sale") other than

                   (i)     Asset Sales in the ordinary course of business;

                   (ii) Asset Sales by the Company to a Subsidiary or by a Subsidiary to the Company or another Subsidiary, provided that in each case after giving pro forma effect to such Asset Sale at least 35% of consolidated gross revenues of the Company and its Subsidiaries for the four consecutive fiscal quarters then most recently ended shall be attributable to assets situated in North America;

                   (iii) Asset Sales involving Receivables pursuant to the provisions of Section 10.6; and

                   (iv)    other Asset Sales, provided that in each case

                          (1) immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and

                          (2) the aggregate net book value of property or assets disposed of in such Asset Sale and all other Asset Sales by the Company and its Subsidiaries permitted by this clause (d) (A) during the 365-day period ending on the date of such Asset Sale does not exceed 10% of Consolidated Total Assets and (B) during the period from the date of the Closing to and including the effective date of such proposed Asset Sale does not exceed 25% of Consolidated Total Assets (in each case determined as of the last day of the quarterly accounting period ending on or most recently prior to the effective date of such proposed Asset Sale), and provided further that for purposes of clause (ii) above there shall be excluded the net book value of property or assets disposed of in an Asset Sale if and to the extent such Asset Sale is made for cash, payable in full upon the completion of such Asset Sale, and an amount equal to the net proceeds realized upon such Asset Sale is applied by the Company or a Subsidiary, as the case may be, within 365 days after the effective date of such Asset Sale (x) to the acquisition of operating assets for use in the electronics and contract manufacturing services industries business of the Company and its consolidated Subsidiaries or (y) to repay Senior Indebtedness of the Company (and in that connection the Company shall have prepaid pursuant to Section 8.2 Notes in an unpaid principal amount at least equal to a pro rata portion of all such Senior Indebtedness to be repaid).

                  For purposes of this Section 10.4, (1) any shares of Voting Stock of a Subsidiary that are the subject of an Asset Sale shall be valued at the greater of (A) the fair market value of such shares as determined in good faith by the Board of Directors of the Company and (B) the aggregate net book value of the assets of such Subsidiary multiplied by a fraction of which the numerator is the aggregate number of shares of Voting Stock of such Subsidiary disposed of in such Asset Sale and the denominator is the aggregate number of shares of Voting Stock of such Subsidiary outstanding immediately prior to such Asset Sale.

(a)     Merger, Consolidation, Etc.

                  The Company will not and will not permit any Subsidiary to consolidate with or merge or amalgamate with any other corporation or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except:

                   (i) a Subsidiary (other than a Subsidiary Guarantor) may consolidate with or merge or amalgamate with, or convey or transfer all or substantially all of its assets to the Company or a Subsidiary Guarantor (provided that the Company or such Subsidiary Guarantor shall be the continuing or surviving corporation) or another Subsidiary;

                   (ii) a Subsidiary Guarantor may consolidate with or merge or amalgamate with, or convey or transfer all or substantially all of its assets to the Company (provided that the Company shall be the continuing or surviving corporation) or another Subsidiary Guarantor; and

                   (iii)   the   Company   may  consolidate  with  or  merge  or
amalgamate with or convey or transfer all or substantially all of its assets to any Person, provided that

                          (1) the Company shall be the continuing or surviving corporation or the successor formed by such consolidation or amalgamation or the survivor of such merger shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and such corporation shall have (x) executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes; and
                  (ii) caused to be delivered to each holder of Notes an opinion of counsel reasonably satisfactory to the Required Holders to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                          (2) immediately before and after giving effect to such transaction, (x) no Default or Event of Default shall have occurred and be continuing and (y) the Company could have incurred at least $1 of secured Indebtedness under Section 10.2(n).

Notwithstanding the foregoing provisions of this Section 10.5, the Company may liquidate SCI U.K. Limited, a corporation organized and existing under the laws of Guernsey, and Newmoor Industries Limited (f.k.a. Cambridge Computer Limited), a corporation organized under the laws of England and Wales.

(a)     Sale of Notes or Accounts; Securitization Transactions.

                  The  Company   will  not  and  will  not  permit  any  of  its
Subsidiaries to engage in any Securitization Transaction (as defined below) unless:

                   (i) the Securitization Transaction is not prohibited by the Existing Bank Credit Facility, if then in effect; and

                   (ii) the aggregate face amount of all Securitized Receivables outstanding, after completion of such Securitization Transaction, does not exceed 50% of (i) the aggregate outstanding amount of all Receivables included in Consolidated Total Assets, plus (ii) the aggregate outstanding amount of all Securitized Receivables, in both cases as of the last day of the then most recently ended quarterly accounting period.

For purposes of this Section 10.6: "Receivables" means those assets classified as accounts or notes receivable under GAAP; a "Securitization Transaction" means a securitization transaction in which Receivables are sold and such transaction is a true sale for bankruptcy purposes and is accounted for by the seller as a sale in accordance with GAAP; and "Securitized Receivables" means Receivables of the Company or any Subsidiary which have been the subject of a Securitization Transaction.

(a)     Restricted Investments.

                  The Company will not and will not permit any Subsidiary to make any loan or advance to, or extend credit to, or own, purchase or acquire any stock, obligations or securities of, or any other interests in, or make any capital contribution to, any Person (each of the foregoing an "Investment"), except

                   (i) the acquisition and ownership of stock, obligations or securities received in settlement of debt (created in the ordinary course of business) owing to the Company or any Subsidiary;

                   (ii)    Permitted Investments;

                   (iii) Investments by the Company or a Subsidiary in another Subsidiary, provided that in each case after giving pro forma effect to such Investment at least 35% of consolidated gross revenues of the Company and its Subsidiaries for the four consecutive fiscal quarters then most recently ended shall be attributable to assets situated in North America;

                   (iv)    the   engagement,   directly  or  indirectly,  in any
transaction permitted by Section 10.6; and

                   (v) other Investments, provided that the aggregate amount of all Investments permitted by this clause (e) shall not at any time exceed 10% of Consolidated Tangible Net Worth.

In computing the amount of any Investment in any Person, unrealized increases or decreases in value or write-ups, write-downs or write-offs of Investments in such Person shall be disregarded (except to the extent included in the determination of net income of the Company or a Subsidiary).

(a)     Sale and Leaseback Transactions.

                  The Company will not and will not permit any Subsidiary to sell, lease, transfer or otherwise dispose of (collectively, a "transfer") any asset on terms whereby the asset owned at the time of such transfer (and not acquired in anticipation of such transfer) is then or thereafter leased by the Company or a Subsidiary (as lessee) for a period in excess of three years, unless immediately after giving effect to such transaction and the incurrence of Attributable Debt in respect thereof, the sum (without duplication) of (a) the aggregate unpaid principal amount of Indebtedness of the Company and its Subsidiaries secured by Liens permitted by Section 10.2(n) plus (b) the aggregate unpaid principal amount of Indebtedness of all Subsidiaries (other than Indebtedness permitted by clause (a) or (b) of Section 10.1 and other unsecured Indebtedness of Subsidiary Guarantors) plus (c) the aggregate Attributable Debt in connection with all sale and leaseback transactions of the Company and its Subsidiaries, does not exceed 25% of Consolidated Tangible Net Worth.

(a)     Transactions with Affiliates.

                  The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company's or such Subsidiary's business, in each case upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

1.       EVENTS OF DEFAULT.

                  An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing

                   (i) default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                   (ii) default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                   (iii) default in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1 to 10.8, inclusive; or

                   (iv) default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or default by the Company in the payment of any amount required to be paid by it pursuant to the Intercreditor Agreement and any such default is not remedied within the earlier to expire of (i) 45 days after a Senior Financial Officer obtains actual knowledge thereof and (ii) 30 days after the Company receives written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

                   (v) any representation or warranty made in writing by or on behalf of the Company or any Subsidiary or by any officer of the Company or any Subsidiary in this Agreement, any Subsidiary Guarantee or any Security Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false, incorrect or incomplete in any material respect on the date as of which made; or

                   (vi) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment; or

                   (vii) the Company or any Subsidiary (i) admits in writing its inability to pay its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                   (viii) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

                   (ix) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Subsidiaries which judgments are not, within 60 days after entry thereof, bonded, paid, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                   (x) any Security Document or Subsidiary Guarantee shall cease to be in full force and effect as an enforceable instrument of the Company or a Subsidiary, or the Company or a Subsidiary (or any Person at its authorized direction or on its behalf) shall assert that any Security Document or Subsidiary Guarantee is unenforceable in any material respect, or the security interests purported to be created by the Security Documents shall cease to be enforceable and of the same effect and priority as purported to be created thereby, except in any case where such Security Document or Subsidiary Guarantee shall have been released or terminated by the beneficiary or secured party thereunder; or
                   (xi) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $500,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

1.       REMEDIES ON DEFAULT, ETC.

(a)      Acceleration.

                   (i) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                   (ii) If any other Event of Default has occurred and is continuing, the holder or holders of at least 51% in unpaid principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes at the time outstanding to be immediately due and payable.

                   (iii)   If any Event of Default described in paragraph (a) or
(b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) (to the full extent permitted by applicable law) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided) and that the provision for payment of a Make-Whole Amount by the Company in respect thereof in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

(a)      Other Remedies.

                  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

(a)      Rescission.

                  At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, has been paid, (b) all Events of Default and Defaults, other than the non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to such Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

(a)      No Waivers or Election of Remedies, Expenses, Etc.

                  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company agrees to pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder reasonably incurred in any enforcement or collection under this Section 12, including without limitation reasonable attorneys' fees, expenses and disbursements.

1.       REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

(a)      Registration of Notes.

                  The Company shall keep at its principal executive offices a register for the registration and registration of transfers of the Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

(a)      Transfer and Exchange of Notes.

                  Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder's attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), within five Business Days thereafter the Company shall execute and deliver, at its expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note (which new Notes will not contain a legend set forth in Section 6.1 under the circumstances described in such Section 6.1). Each such new Note shall be payable to such Person as such holder may request. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred except in denominations of $100,000 or more, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be issued to such holder in a denomination of less than $100,000.

                  You agree that the Company shall not be required to register the transfer of any Note to any Person (other than your nominee) unless the Company receives from the transferee a representation to the effect that the transferee is not a Competing Person. In addition, you agree that the Company shall not be required to register the transfer of any Note to any Person (other than your nominee) or to any separate account maintained by you unless the
Company receives from the transferee a representation (and appropriate information as to any separate accounts or other matters) to the same or similar effect with respect to the transferee as is contained in Section 6.2 or other assurances reasonably satisfactory to the Company that such transfer does not involve a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code. You shall not be liable for any damages in connection with any such representation or assurances provided to the Company by any transferee. Any transferee of a Note, by the acceptance of such Note, shall be deemed to have agreed to be bound by the provisions of this paragraph.

(a)      Replacement of Notes.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                   (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or any other Institutional Investor, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                   (ii)    in  the  case  of  mutilation,  upon   surrender  and
cancellation thereof,

within five Business Days thereafter the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

1.       PAYMENTS ON NOTES.

(a)      Place of Payment.

                  Subject to Section 14.2, payments of principal, premium, if any, and interest becoming due and payable on the Notes shall be made at the principal office of Citibank, N.A. in New York City. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in New York City or the principal office of a bank or trust company in New York City.

(a)      Home Office Payment.

                  So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by wire transfer of immediately available funds to you prior to 11:00 A.M., New York time, at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at the place for notices most recently designated by the Company pursuant to Section 18. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this
Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

1.       EXPENSES, ETC.

(a)      Transaction Expenses.

                  Whether or not the transactions contemplated hereby are consummated, the Company will pay all out-of-pocket costs and expenses (including reasonable attorneys' fees of your one special counsel and, if reasonably required, local or other counsel) incurred by you and each holder of a Note in connection with such transactions and in connection with any amendments, waivers, consents or other actions under or in respect of this Agreement, the Notes, any Subsidiary Guarantee or the Intercreditor Agreement (whether or not such amendment, waiver or consent or other action becomes effective), including without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, any Subsidiary Guarantee or the Intercreditor Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, any Subsidiary Guarantee or the Intercreditor Agreement, or by reason of being a holder of any Note; (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the costs and expenses incurred from time to time in connection with execution and delivery of Subsidiary Guarantees and other instruments or documents contemplated by this Agreement or the Intercreditor Agreement. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

                  In furtherance of the foregoing, on the date of the Closing the Company will pay or cause to be paid the reasonable fees and disbursements (including estimated unposted disbursements as of the date of the Closing) of your special counsel which are reflected in the statement of such counsel submitted to the Company at least one Business Day prior to the date of the Closing. The Company will also pay, promptly upon receipt of supplemental statements therefor, reasonable additional fees, if any, and disbursements of such counsel in connection with the transactions hereby contemplated (including disbursements unposted as of the date of the Closing to the extent such disbursements exceed estimated disbursements paid as aforesaid).

(a)      Survival.

                  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

1.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

                  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument or document delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.

1.       AMENDMENT AND WAIVER.

(a)      Requirements.

                  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Section 8, 9.6, 11(a), 11(b), 12, 17 or 20.

(a)      Solicitation of Holders of Notes.

                   (i) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                   (ii) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of such Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of such Notes then outstanding even if such holder did not consent to such waiver or amendment.

(b)      Binding Effect, Etc.

                  Any amendment or waiver consented to with respect to the Notes as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any such Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

(a)      Notes Held by the Company, Etc.

                  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

1.       NOTICES.

                  All notices and communications provided for hereunder shall be in writing and, unless otherwise herein provided, sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:

                          (1) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                          (2) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                          (3) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Executive Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

1.       REPRODUCTION OF DOCUMENTS.

                  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

1.       CONFIDENTIAL INFORMATION.

                  For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with your normal practices in handling confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors whose duties require them to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),
(vi) any federal or state  regulatory  authority having  jurisdiction  over you,
(vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

1.       SUBSTITUTION OF PURCHASER.

                  You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement, such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

1.       MISCELLANEOUS.

(a)      Successors and Assigns.

                  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including without limitation any subsequent holder of a Note) whether so expressed or not.

(a)      Construction.

                  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

(a)      Jurisdiction and Process; Waiver of Jury Trial.

                  (a) The Company irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Notes, any Subsidiary
Guarantee or any Security Document. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (b) The Company consents to process being served in any suit, action or proceeding of the nature referred to in Section 22.3(a) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Company at its address specified in Section 18 or at such other address of which you shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt by the Company as aforesaid (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to the Company. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

                  (c) Nothing in this Section 22.3 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

                  (d) THE COMPANY AND YOU WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE OTHER AGREEMENTS, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

(a)      Payments Due on Non-Business Days.

                  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.3 that notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount (if any) or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day, except for interest in respect of any principal then being paid or prepaid (which interest shall accrue to, but not including, such following Business Day).

(a)      Severability.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the fullest extent permitted by applicable law) not invalidate or render unenforceable such provision in any other jurisdiction.

(a)      Accounting Terms.

                  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements with respect thereto shall be prepared in accordance with GAAP. Except as otherwise specifically provided herein, any consolidated financial statement or financial computation shall be done in accordance with GAAP; and, if at the time that any such statement or computation is required to be made the Company shall not have any Subsidiary, such terms shall mean a financial statement or a financial computation, as the case may be, with respect to the Company only.

(a)      Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

(a)      Governing Law.

                  This Agreement and the Notes shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                                     Very truly yours,

                                                     SCI SYSTEMS, INC.


                                                     By:________________________
                                                           Title:


The foregoing is hereby agreed to as of the date thereof.


[PURCHASER]


By:________________________
      Title:

                                   SCHEDULE A

                  This Schedule A shows the names and addresses of the Purchasers under the foregoing Note Purchase Agreement and the Other Agreements referred to therein and the respective principal amounts of Notes to be purchased by each.

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

METROPOLITAN LIFE INSURANCE COMPANY                            $40,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to its Account No. 002-2-410591 at The
    Chase Manhattan Bank, Metropolitan Branch,
    33 East 23rd Street, New York, NY 10010,
    ABA #021000021, with sufficient information setting forth (i) the names of the Company,
    (ii) the maturity date, (iii) the PPN:
    of the Notes, (iv) the amount of principal, interest and premium, if any, and (v) the due date of the payment being made.

(2) Address for all communications:

    Metropolitan Life Insurance Company
    1 Madison Avenue
    New York, NY  10010
    Attention:  Treasurer

    With a copy to:

    Metropolitan Life Insurance Company
    334 Madison Avenue
    P.O. Box 633
    Convent Station, NJ  07961
    Attn:  Vice President
    Telecopy:  (201) 254-3050

(3) Tax Identification Number:  13-558-1829

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

THE NORTHWESTERN MUTUAL LIFE                                   $30,000,000
   INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to the account of The Northwestern Mutual
    Life Insurance Company, at Account No. 00-000-027 at Bankers Trust Company, 16 Wall Street, Insurance
    Unit - 4th Floor, New York, NY  10005, ABA #021-001-
    033 with sufficient information to identify the source and application of such funds including the
    PPN:  783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    720 East Wisconsin Avenue
    Milwaukee, WI  53202
    Attention:  Treasurer's Department/
                Securities Operations
                Fax: 414-299-5714

(3) Address for all other communications:

    720 East Wisconsin Avenue
    Milwaukee, WI  53202
    Attention:  Securities Department
                Fax: 414-299-7124

(4) Tax Identification No.: 39-0509570

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

THE LINCOLN NATIONAL LIFE INSURANCE                            $8,500,000
  COMPANY (IAL)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Bankers Trust Company
    New York, New York
    ABA #021001033
    Private Placement Processing
    Account No.:  99-911-145
    For the Account of:  The Lincoln
       National Life Insurance Company (IAL)
       Custody Account No. 98194

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Bankers Trust Company
    Attn:  Private Placement Unit
    P.O. Box 998, Bowling Green Station
    New York, NY  10274

(3) Address for all communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  35-0472300

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

THE LINCOLN NATIONAL LIFE INSURANCE                            $2,750,000
  COMPANY (UIN)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Bankers Trust Company
    New York, New York
    ABA #021001033
    Private Placement Processing
    Account No.:  99-911-145
    For the Account of:  The Lincoln
       National Life Insurance Company (UIN)
       Custody Account No. 98127

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Bankers Trust Company
    Attn:  Private Placement Unit
    P.O. Box 998, Bowling Green Station
    New York, NY  10274

(3) Address for all other communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  35-0472300

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

THE LINCOLN NATIONAL LIFE INSURANCE                            $2,250,000
  COMPANY (GAN)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Bankers Trust Company
    New York, New York
    ABA #021001033
    Private Placement Processing
    Account No.:  99-911-145
    For the Account of:  The Lincoln
       National Life Insurance Company (GAN)
       Custody Account No. 98152

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Bankers Trust Company
    Attn:  Private Placement Unit
    P.O. Box 998, Bowling Green Station
    New York, NY  10274

(3) Address for all other communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  35-0472300

                                                         Principal Amount of
Name and Address of Purchaser                            Notes to be Purchased

THE LINCOLN NATIONAL LIFE INSURANCE                            $900,000
  COMPANY (FPB)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Bankers Trust Company
    New York, New York
    ABA #021001033
    Private Placement Processing
    Account No.:  99-911-145
    For the Account of:  The Lincoln
      National Life Insurance Company (FPB)
      Custody Account No. 98166

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Bankers Trust Company
    Attn:  Private Placement Unit
    P.O. Box 998, Bowling Green Station
    New York, NY  10274

(3) Address for all other communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  35-0472300

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

LINCOLN NATIONAL HEALTH & CASUALTY                             $1,750,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    The Chase Manhattan Bank
    New York, NY
    ABA #: 021 000 021
    Chase NYC/CTR/BNF
    A/C #900-9-000200
    Further Credit to: G06323 Lincoln Natl
        Health & Cas Ins Co

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  35-1495207

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

LINCOLN NATIONAL REINSURANCE                                   $300,000
  COMPANY (BARBADOS) LTD.

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Bankers Trust Company
    New York, New York
    ABA #021001033
    Private Placement Processing
    Account No.:  99-911-145
    For the Account of:  The Lincoln
       National Reinsurance Company (Barbados) Ltd.
       Custody Account No. 98168

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Bankers Trust Company
    Attn:  Private Placement Unit
    P.O. Box 998, Bowling Green Station
    New York, NY  10274

(3) Address for all other communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  35-1716060

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

OXFORD LIFE INSURANCE COMPANY                                  $600,000
(I/N/O SALKELD & CO)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Bankers Trust Company
    New York, New York
    ABA #021001033
    Private Placement Processing
    Account No.:  99-911-145
    For the Account of: Oxford Life
       Insurance Company
       Custody Account No. 98169

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Bankers Trust Company
    Attn:  Private Placement Unit
    P.O. Box 998, Bowling Green Station
    New York, NY  10274

(3) Address for all other communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  86-0216483

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

LONDON LIFE INTERNATIONAL REINSURANCE                          $200,000
 CORPORATION
(I/N/O SALKELD & CO)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Bankers Trust Company
    New York, New York
    ABA #021001033
    Private Placement Processing
    Account No.:  99-911-145
    For the Account of: London Life
      International Reinsurance Corporation
      Custody Account No. 98167

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Bankers Trust Company
    Attn:  Private Placement Unit
    P.O. Box 998, Bowling Green Station
    New York, NY  10274

(3) Address for all other communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  98-0107498

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

LINCOLN-SECURITY LIFE INSURANCE                                $500,000
 COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    The Chase Manhattan Bank
    New York, NY
    ABA #: 021 000 021
    A/C #900-9-000200
    Further Credit to: LINC-SEC LIFE (NY)
    Account #: G04847

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Lincoln-Security Life Insurance Company (New York)
    c/o Security-Connecticut Life Insurance Company
    20 Security Drive
    Avon, CT  06001
    Attn: Jodi Dean

(3) Address for all other communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  22-2491079

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

SECURITY-CONNECTICUT LIFE INSURANCE                            $1,750,000
 COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Shawmut Bank Connecticut, N.A.
    777 Main Street
    Hartford, CT  06115
    ABA #: 011900445
    For Acct of: Security-Connecticut Life Ins Co
    Account #: 0156196

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Security-Connecticut Life Insurance Company
    20 Security Drive
    Avon, CT  06001
    Attn: Jodi Dean

(3) Address for all other communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  35-1468921

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

SONS OF NORWAY                                                 $500,000
(I/N/O VAR & CO)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    First Bank N.A., Minneapolis, MN
    ABA #: 091 000 053
    CR: First Trust National Association
    A/C #: 180121167365 - TSU 020
    F/C: 12601910, Sons of Norway

    with sufficient information to identify the source and application of such funds, including the PPN: 783890 A# 3 of the Notes.

(2) Address for all notices in respect of payments:

    Mail Code: SPEN0402
    First Trust Center
    180 E. 5th St., P.O. Box 64190
    St. Paul, MN  55164-0190
    Attn: Ms. Kathy Budewitz


(3) Address for all other communications:

    Lincoln Investment Management, Inc.
    200 East Berry Street
    Renaissance Square
    Fort Wayne, IN  46802
    Attn:  Investments/Private Placements

(4) Tax ID:  41-0547795

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

LIFE INVESTORS INSURANCE COMPANY OF AMERICA                    $4,000,000

(1) All payments on account of the Notes shall be made by wire or intrabank transfer of immediately available funds to its Account No.
    119-09310-2  at Firstar  Bank of Iowa 222
    Second  Street  S.E., Cedar Rapids,  IA  52401,
    ABA  #073000545,  with sufficient  information
    (including issuer, interest rate, maturity, PPN and whether payment is of principal, premium or interest) to identify the source and application of such funds.

(2) Address for notices with respect to payments:

    AEGON USA Investment Management, Inc.
    Attn: Michael Meese
    4333 Edgewood Road N.E.
    Cedar Rapids, IA 52499-5112

(3) Address for all other communications:

    AEGON USA Investment Management, Inc.
    Attn:  Director of Private Placements
    4333 Edgewood Road N.E.
    Cedar Rapids, IA 52499
    Telecopy No: 319-369-2009

(4) Tax Identification Number:  42-0191090

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

BANKERS UNITED LIFE ASSURANCE COMPANY                          $6,000,000

(1) All payments on account of the Notes shall be
    made by wire or intrabank  transfer of immediately
    available  funds to its Account No. 121-25533-5
    at Firstar  Bank of Iowa 222  Second  Street  S.E.,
    Cedar  Rapids,   IA  52401,  ABA  #073000545,
    with  sufficient   information (including issuer,
    interest rate, maturity, PPN and whether payment is
    of  principal,   premium  or  interest)  to  identify
    the  source  and  application of such funds.

(2) Address for notices with respect to payments:

    AEGON USA Investment Management, Inc.
    Attn: Michael Meese
    4333 Edgewood Road N.E.
    Cedar Rapids, IA 52499-5112

(3) Address for all other communications:

    AEGON USA Investment Management, Inc.
    Attn:  Director of Private Placements
    4333 Edgewood Road N.E.
    Cedar Rapids, IA 52499
    Telecopy No: 319-369-2009

(4) Tax Identification Number:  37-0806904

                                                                      SCHEDULE B


                                  DEFINED TERMS

                  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  "A-12 Program" means the full scale engineering, development, production and delivery of electronic assemblies for the Navy's proposed A-12 Advanced Tactical Fighter contemplated by the following McDonnell-Douglas purchase orders: E83006, E83004, E91369, E91324, E02929, E02927 and J00545.

                  "A-12 Program Financial Statements Adjustments" means any charge, expense, write-off or reserve change of the Company arising out of or relating to the A-12 Program as determined in accordance with GAAP, cumulatively determined for the periods as applicable, and which arose after March 28, 1993.

                  "Adjusted Consolidated Net Income" for any period means Consolidated Net Income, adjusted so all cash items of extraordinary gain or loss for such period shall be included therein and all non-cash items of extraordinary gain or loss for such period shall be excluded therefrom.

                  "Affiliate" means, at any time, (a) with respect to any Person (including without limitation the Company), any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) with respect to the Company, any Person beneficially owning or holding, directly or indirectly, 5% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 5% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

                  "Agent" is defined in Section 1.2(b).

                  "Applicable Margin" is defined in Exhibit 1.1.

                  "Applicable Rate" is defined in Exhibit 1.1.

                  "Attributable Debt" means, as to any particular lease relating to a sale and leaseback transaction, the total amount of rent (discounted semiannually from the respective due dates thereof at the interest rate implicit in such lease) required to be paid by the lessee under such lease during the remaining term thereof. The amount of rent required to be paid under any such lease for any such period shall be (a) the total amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, utilities, operating and labor costs and similar charges plus (b) without duplication, any guaranteed residual value in respect of such lease to the extent such guarantee would be included in indebtedness in accordance with GAAP.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                  "Capitalized Lease Obligations" means, with respect to any Person, all outstanding obligations of such Person in respect of Capital Leases, taken at the capitalized amount thereof accounted for as indebtedness in accordance with GAAP.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Competing Person" means any Person or any Affiliate of any Person which derives 25% or more of its annual gross revenues from the manufacture, sale and distribution of printed circuit assemblies and loaded boards or modules (printed circuit boards with inserted electronic components), provided that no Person a predominant portion of whose business involves banking, insurance, investment banking, broker/dealer, investment or similar activities (including without limitation any entity involved in the investment activities of or contributions to pension, retirement, medical or similar plans or interests) shall be deemed a Competing Person if such Person is the holder or prospective transferee of a Note by virtue of its normal sales, trading or investment activities.

                  "Consolidated Current Assets" means, at any date, current assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Current Liabilities" means, at any date, current liabilities of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" for any period means the sum for the Company and its Subsidiaries, consolidated in accordance with GAAP, of
(a) all amounts which would be deducted in computing Consolidated Net Income for such period on account of interest on Indebtedness (including imputed interest in respect of Capitalized Lease Obligations and amortization of debt discount and expense) plus (b) all interest charges capitalized or deferred in computing Consolidated Net Income for such period plus (c) all dividends and other distributions paid during such period with respect to all Preferred Stock of the Company and all Preferred Stock of Subsidiaries not owned by the Company directly or indirectly through wholly-owned Subsidiaries.

                  "Consolidated  Net Income" for any period means the net income
of  the  Company  and  its  Subsidiaries  for  such  period,   determined  on  a
consolidated basis in accordance with GAAP, excluding

                  (a)  the proceeds of any life insurance policy,

                  (b) any gains arising from (i) the sale or other disposition of any assets (other than current assets) to the extent that the aggregate amount of the gains during such period exceeds the aggregate amount of the losses during such period from the sale, abandonment or other disposition of assets (other than current assets), (ii) any write-up of assets or (iii) the acquisition of outstanding securities of the Company or any Subsidiary,

                  (c) any amount representing any interest in the undistributed earnings of any other Person (other than a Subsidiary),

                  (d) any earnings, prior to the date of acquisition, of any Person acquired in any manner, and any earnings of any Subsidiary prior to its becoming a Subsidiary,

                  (e) any earnings of a successor to or transferee of the assets of the Company prior to its becoming such successor or transferee,

                  (f) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person, and

                  (g) any extraordinary gains not covered by clause (b) above.

                  "Consolidated Net Worth" means, at any date, consolidated for the Company and its Subsidiaries, (a) the sum of (i) capital stock taken at par or stated value plus (ii) capital in excess of par or stated value relating to capital stock plus (iii) retained earnings (or minus any retained earnings deficit) minus (b) treasury stock, capital stock subscribed for and unissued, other contra-equity accounts and Redeemable Preferred Stock, all determined in accordance with GAAP and as shown by the latest consolidated balance sheet of the Company and its Subsidiaries delivered pursuant to Section 7.1(b).

                  "Consolidated   Senior   Debt"   means,   at  any  date,   all
Indebtedness of the Company and its Subsidiaries, consolidated in accordance with GAAP, excluding any such Indebtedness that constitutes Subordinated Debt.

                  "Consolidated Tangible Net Worth" means, at any date (a) Consolidated Net Worth minus (b) the aggregate net amounts of goodwill and other intangibles that were included in consolidated assets or deducted from consolidated liabilities in computing Consolidated Net Worth, all determined in accordance with GAAP.

                  "Consolidated Total Assets" means, at any date, the book value of the assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Total Debt" means, at any date, all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "Credit Facility Banks" means the banks party to the Existing Bank Credit Facility.

                  "Default" means an event or condition the occurrence or existence of which would, with the giving of notice or the lapse of time, or both, become an Event of Default.

                  "Default Rate" means that rate of interest that is 2% above the greater of (i) the Applicable Rate and (ii) the rate of interest publicly announced by Citibank, N.A. from time to time at its principal office in New York City as its prime rate.

                  "Domestic Subsidiary" means any Subsidiary organized and existing under the laws of the United States or any state thereof or any other Subsidiary a predominant portion of the business of which is conducted in the United States (but excluding a special purpose entity created in connection with a transaction permitted by Section 10.6).

                  "EBIT" for any period means the sum of (a) Adjusted Consolidated Net Income for such period, and (b) all amounts deducted from net sales in the determination of Consolidated Net Income for such period on account of Consolidated Interest Expense and income taxes.

                  "Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

                  "Event of Default" is defined in Section 11.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Existing Bank Credit Facility" means the Amended and Restated Credit Agreement dated as of August 3, 1995 among the Company and Citibank, N.A., ABN AMRO Bank, N.V. (Atlanta Agency), Bank of America (Illinois), CIBC Inc., First Alabama Bank, Mellon Bank, N.A., NBD Bank, The Bank of Tokyo, Ltd. (Atlanta Agency), The Development Bank of Singapore, Ltd. and The Long-Term Credit Bank of Japan, Limited, as lenders, and Citibank, N.A., as agent, and ABN AMRO Bank N.V., as Co-Agent, as supplemented, amended or restated from time to time.

                  "Foreign Plan" means each plan that is, or within the preceding five years has been, maintained, sponsored or otherwise contributed to by the Company or any Subsidiary and that provides, or within the preceding five years has provided, retirement or welfare benefits and is, or within the preceding five years has been, maintained outside the United States primarily for the benefit of individuals substantially all of whom are or were "nonresident aliens", as defined in Section 7701(b) of the Code.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

                  "Governmental Authority" means

                  (a)      the government of

                           (i)      the  United  States  or  any  State or other
                            political subdivision thereof, or

                           (ii)     any jurisdiction in which the Company or any
                            Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government (including without limitation the National Association of Insurance Commissioners).

                  "Guarantee" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including without limitation obligations incurred through an agreement, contingent or otherwise, by such
Person:

                  (a)  to  purchase   such   Indebtedness  or  obligation or any
property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

                  (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guarantee, the Indebtedness or other obligations that are the subject of such Guarantee shall be assumed to be direct obligations of such obligor. If the amount of any direct obligation which is the subject of a Guarantee is not stated and cannot be readily determined, the amount of such obligation shall be deemed to be the maximum reasonably anticipated liability in respect thereof (assuming the obligor is required to perform under such Guarantee) as determined by the obligor in good faith.

                  "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that are likely to pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including without limitation asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

                  "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

                  "Indebtedness" means, with respect to any Person, without duplication,

                   (1)      its liabilities for borrowed money,

                   (2) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business and not overdue by more than 30 days but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property),

                   (3) its redemption obligations in respect of Redeemable Preferred Stock,

                   (4)      its Capitalized Lease Obligations,

                   (5) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities),

                   (6) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money),

                   (7)      Swaps of such Person, and

                   (8)      any   Guarantee  of  such  Person  with  respect  to
liabilities of a type described in any of clauses (a) through (g) above.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. Indebtedness of the Company or any Subsidiary shall not include any transaction permitted by Section 10.6, except to the extent that recourse may be had against the Company or such Subsidiary in connection with any such transaction.

                  "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than 1% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                  "Intercreditor Agreement" is defined in Section 1.2(b).

                  "Investment" is defined in Section 10.7.

                  "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance (including without limitation any of the foregoing resulting from a sale or other disposition of receivables), or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                  "Make-Whole Amount" is defined in Section 8.7.

                  "Material"   means  material  in  relation  to  the  business,
operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement, the Notes and the Security Documents to which it is a party or (c) the validity or enforceability of this Agreement, the Notes, any Subsidiary Guarantee or any Security Document.

                  "Memorandum" is defined in Section 5.3.

                  "New Credit Facility" is defined in Section 9.6.

                  "Notes" is defined in Section 1.1.

                  "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

                  "Other Agreements" is defined in Section 2.

                  "Other Purchasers" is defined in Section 2.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                  "Permitted Bank" means any commercial bank or trust company the long-term debt obligations of which are rated A or better (or comparably if the rating system is changed) by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc., or A-2 or better (or comparably if the rating system is changed) by Moody's Investors Service, Inc.

                  "Permitted Investment" means any Investment in

                   (1) commercial paper maturing no more than 270 days from the date of creation thereof and rated as at any date of determination A-1 or better (or comparably if the rating system is changed) by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc., or Prime-1 or better (or comparably if the rating system is changed) by Moody's Investors Service, Inc.;

                   (2) obligations issued by the United States or any agency or instrumentality thereof, having the benefit of the full faith and credit of the United States, and obligations of foreign governments having comparable credit quality, in each case maturing within one year from the date of acquisition thereof;

                    (3) certificates of deposit maturing within one year from the date of acquisition thereof issued by a Permitted Bank;

                    (4)     repurchase   agreements   not   exceeding 90 days in
duration entered into with a Permitted Bank; and

                    (5) in the case of Subsidiaries other than Subsidiary Guarantors, Investments of the same general nature, duration and credit quality as Investments set forth in clauses (a) through (d) above and, in the event that the foregoing Investments are not readily available to any such Subsidiary, Investments maturing within 90 days from the date of acquisition thereof that are customary cash-equivalent investments in the locale in which such Subsidiary conducts its business and in the reasonable business judgment of the Senior Financial Officers of the Company or such Subsidiary are financially sound.

                  "Person"  means  an  individual,   partnership,   corporation,
limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

                  "Preferred Stock" means, with respect to any corporation, shares of such corporation that shall be entitled to preference or priority over any other shares of such corporation in respect of either the payment of dividends or the distribution of assets upon liquidation, or both.

                  "property"   or   "properties"    means,   unless    otherwise
specifically limited, real or personal property of any kind, tangible or intangible, inchoate or otherwise.

                  "Receivables" means, with respect to any Person, those assets classified as accounts or notes receivable under GAAP.

                  "Redeemable Preferred Stock" means any shares of Preferred Stock which are subject by their terms and conditions (including at the option of the holder thereof) to any mandatory purchase, redemption or other retirement obligation (including any right of the holder thereof to require such purchase, redemption or retirement and whether or not such obligation is fixed or contingent) on or prior to the final maturity of the Notes.

                  "Required Holders" means, at any time, the holders of at least 66 2/3% in unpaid principal amount of the Notes at the time outstanding.

                  "Responsible Officer" means any Senior Financial Officer and any other officer of the Company from time to time designated by the Board of Directors of the Company or a Senior Financial Officer as having responsibility for the administration of the relevant portion of this Agreement.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Security Documents" means the documents described in Schedule
5.15 as securing the Indebtedness under the Existing Bank Credit Facility.

                  "Senior Financial Officer" means the chief executive officer, president, chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

                  "Subordinated Debt" means the Company's 5% Convertible Subordinated Notes due 2006 in the aggregate original principal amount of $287,500,000 and any other Indebtedness of the Company or any Subsidiary which is subordinated in writing to all senior Indebtedness of the Company (including without limitation the Notes) or such Subsidiary (including without limitation its Subsidiary Guarantee, if any), as applicable, on terms and conditions satisfactory in all respects to the Required Holders, including without limitation with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies and subordination provisions.

                  "Subsidiary" means, with respect to any Person, any corporation, association or other business entity more than 50% of the combined voting power of all Voting Stock of which is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (but excluding with respect to the Company any special purpose entity created in connection with a transaction permitted by Section 10.6 but only if no recourse may be had against the Company or a Subsidiary in connection with any such transaction or any Indebtedness of such entity). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

                  "Subsidiary Guarantee" is defined in Section 1.2(a).

                  "Subsidiary Guarantor" is defined in Section 1.2(a).

                  "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

                  "Total Capitalization" means, at any date, the sum (without duplication) of (a) Consolidated Net Worth plus (b) Consolidated Total Debt.

                  "Voting Stock" means, with respect to any Person, any shares of stock or other equity interests of any class or classes of such Person whose holders are entitled under ordinary circumstances (irrespective of whether at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) to vote for the election of a majority of the directors, managers, trustees or other governing body of such Person.

                                                                     EXHIBIT 1.1


                                 [FORM OF NOTE]

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY BE RESOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW. THE COMPANY IS NOT REQUIRED TO REGISTER THIS NOTE.]

                                SCI SYSTEMS, INC.

                      ADJUSTABLE RATE SENIOR NOTE DUE 2006

         No. [_____]                                          New York, New York
         $[_______]                                                       [Date]
         PPN 783890 A# 3

                           FOR VALUE RECEIVED, the undersigned, SCI SYSTEMS, INC. (the "Company"), a Delaware corporation, hereby promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS on July 19, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) from the date hereof on the unpaid balance thereof at the Applicable Rate (as defined below), payable semiannually on January 19 and July 19 in each year, until the principal hereof shall have become due and payable, and (b) on any overdue payment of principal, any overdue payment of interest (to the extent permitted by applicable law) and any overdue payment of any premium or Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand) at a rate per annum from time to time equal to 2% above the greater of (i) the Applicable Rate and (ii) the rate of interest publicly announced by Citibank, N.A. from time to time at its principal office in New York City as its prime rate.

                           As used herein, the term "Applicable Rate" means the rate per annum equal to the sum of (i) 7.59% and (ii) the Applicable Margin; and the term "Applicable Margin" means the number of basis points (each constituting .01%), determined in each fiscal quarter of the Company on the first Business Day following the last day on which financial statements for the immediately preceding accounting period are required to be delivered in accordance with Section 7.1 (whether or not such financial statements are actually delivered) and in effect from and including such date of determination to but excluding the next succeeding date of determination, and equal to

                  (a) zero basis points, if (x) Consolidated Total Debt was less than 60% of Total Capitalization as of the last day of the immediately preceding fiscal quarter and (y) EBIT for the period of four consecutive fiscal quarters ending on the last day of the immediately preceding fiscal quarter exceeded 250% of Consolidated Interest Expense for such period,

                  (b) 25 basis points, if (x) Consolidated Total Debt was less than 60% of Total Capitalization as of the last day of the immediately preceding fiscal quarter and (y) EBIT for the period of four consecutive fiscal quarters ending on the last day of the immediately preceding fiscal quarter was less than 250% of Consolidated Interest Expense for such period,

                  (c) 45 basis points, if (x) Consolidated Total Debt exceeded 60% of Total Capitalization as of the last day of the immediately preceding fiscal quarter and (y) EBIT for the period of four consecutive fiscal quarters ending on the last day of the immediately preceding fiscal quarter exceeded 250% of Consolidated Interest Expense for such period, and

                  (d) 75 basis points, if (x) Consolidated Total Debt exceeded 60% of Total Capitalization as of the last day of the immediately preceding fiscal quarter and (y) EBIT for the period of four consecutive fiscal quarters ending on the last day of the immediately preceding fiscal quarter was less than 250% of Consolidated Interest Expense for such period.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at said principal office of Citibank, N.A. in New York City or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

                  This Note is one of an issue of Senior Notes issued pursuant to separate Note Purchase Agreements dated as of June 28, 1996 (the "Note Purchase Agreements") between the Company, and the respective Purchasers named therein and is entitled to the benefits thereof. This Note is also entitled to the benefits of certain Subsidiary Guarantees that are executed and delivered pursuant to the Note Purchase Agreements. Each holder of this Note will be deemed, by its acceptance hereof, to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements.

                  This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium or Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

                  This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder hereof shall be governed by, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                               SCI SYSTEMS, INC.


                                               By_________________________
                                               Title:




To be inserted at the option of the Company and subject to removal under the circumstances described in Section 6.1 of the Note Purchase Agreements referred to below.

                                                                  EXHIBIT 1.2(a)



                               GUARANTEE AGREEMENT

                  GUARANTEE AGREEMENT dated as of ___________ made by ________________________, a _________________ corporation (the "Guarantor"), in favor of the holders from time to time of the Notes referred to below (collectively the "Obligees").

                  WHEREAS, SCI Systems, Inc., a Delaware corporation (the "Company"), has entered into several Note Purchase Agreements dated as of June 28, 1996 (as amended or otherwise modified from time to time, collectively the "Note Agreements" and terms defined therein and not otherwise defined herein are being used herein as so defined) with the institutional purchasers listed in Schedule A thereto, pursuant to which the Company proposes to issue and sell to such purchasers $100,000,000 aggregate principal amount of its Adjustable Rate Senior Notes due 2006 (the "Notes"); and

                  WHEREAS, it is a [condition precedent to the purchase of the Notes by such purchasers under/a requirement of] the Note Agreements that the Guarantor shall execute and deliver this Guarantee Agreement;

                  NOW, THEREFORE, in consideration of the premises the Guarantor hereby agrees as follows:

                  SECTION 1.  Guarantee.    The  Guarantor  unconditionally  and
irrevocably guarantees, as primary obligor and not merely as surety,

                  A. the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Company arising under the Notes and the Note Agreements, including all extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest (including without limitation interest on any overdue principal, premium and interest at the rate specified in the Notes and interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. ss.101 et seq.), Make-Whole Amount, fees, expenses, indemnification or otherwise, and

                  B. the due and punctual performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed under the Notes and the Note Agreements;

(all such obligations are called the "Guaranteed Obligations"); provided that the aggregate liability of the Guarantor hereunder in respect of the Guaranteed Obligations shall not exceed at any time the lesser of (1) the amount of the Guaranteed Obligations and (2) the maximum amount for which the Guarantor is liable under this Guarantee Agreement without such liability being deemed a fraudulent transfer under applicable Debtor Relief Laws (as hereinafter defined), as determined by a court of competent jurisdiction. As used herein, the term "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

                  The Guarantor also agrees to pay, in addition to the amount stated above, any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by any Obligee in enforcing any rights under this Guarantee Agreement or in connection with any amendment of this Guarantee Agreement.

                  Without limiting the generality of the foregoing, this Guarantee Agreement guarantees, to the extent provided herein, the payment of all amounts which constitute part of the Guaranteed Obligations and would be owed by any other Person to any Obligee but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Person.

                  SECTION 2. Guarantee Absolute. The obligations of the Guarantor under Section 1 of this Guarantee Agreement constitute a present and continuing guaranty of payment and not of collectability and the Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Notes and the Note Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Obligee with respect thereto. The obligations of the Guarantor under this Guarantee Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guarantee Agreement, irrespective of whether any action is brought against the Company or any other Person liable for the Guaranteed Obligations or whether the Company or any other such Person is joined in any such action or actions. The liability of the Guarantor under this Guarantee Agreement shall be primary, absolute, irrevocable, and unconditional irrespective of:

                    (a)    any  lack  of  validity  or   enforceability  of  any
Guaranteed Obligation, any Note, the Note Agreements or any agreement or instrument relating thereto;

                    (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Note, the Note Agreements or this Guarantee Agreement;

                    (c) any taking, exchange, release or nonperfection of any collateral, or any taking, release or amendment or waiver of or consent to departure by the Guarantor or other Person liable, or any other guarantee, for all or any of the Guaranteed Obligations;

                    (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral or any other assets of the Company or any other Subsidiary;

                    (e) any change, restructuring or termination of the corporate structure or existence of the Company or any other Subsidiary; or

                    (f) any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense, offset or counterclaim available to, or a discharge of, the Company or the Guarantor.

                  This Guarantee Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Obligee, or any other Person upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

                  SECTION 3. Waivers. The Guarantor hereby irrevocably waives, to the extent permitted by applicable law:

                    (a) promptness, diligence, presentment, notice of acceptance and any other notice (except notices specifically provided for hereunder) with respect to any of the Guaranteed Obligations and this Guarantee Agreement;

                    (b) any requirement that any Obligee or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral;

                    (c) any defense, offset or counterclaim arising by reason of any claim or defense based upon any action by any Obligee;

                    (d) any duty on the part of any Obligee to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of any Person and its assets now known or hereafter known by such Obligee; and

                    (e) any rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against the Company or the Guarantor or any other Person.

                  SECTION 4. Waiver of Subrogation and Contribution. The Guarantor shall not assert, enforce, or otherwise exercise (A) any right of subrogation to any of the rights, remedies, powers, privileges or liens of any Obligee or any other beneficiary against the Company or any other obligor on the Guaranteed Obligations or any collateral or other security, or (B) any right of recourse, reimbursement, contribution, indemnification, or similar right against the Company, and the Guarantor hereby waives any and all of the foregoing rights, remedies, powers, privileges and the benefit of, and any right to participate in, any collateral or other security given to any Obligee or any other beneficiary to secure payment of the Guaranteed Obligations, until such time as the Guaranteed Obligations have been paid in full.

                  SECTION 5.  Representations  and  Warranties.   The  Guarantor
hereby represents and warrants as follows:

                    (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The execution, delivery and performance of this Guarantee Agreement have been duly authorized by all necessary action on the part of the Guarantor.
                    (b) The execution, delivery and performance by the Guarantor of this Guarantee Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor or any Subsidiary of the Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, corporate charter or by-laws, or any other material agreement or instrument to which the Guarantor or any Subsidiary of the Guarantor is bound or by which the Guarantor or any Subsidiary of the Guarantor or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any Subsidiary of the Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any Subsidiary of the Guarantor.

                    (c) The Guarantor and the Company are members of the same consolidated group of companies and the Guarantor will derive substantial direct and indirect benefit from the execution and delivery of this Guarantee Agreement.

                  SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guarantee Agreement and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all Obligees, or as contemplated by Section 9.6 of the Note Agreements, (i) limit the liability of or release the Guarantor hereunder,
(ii) postpone any date fixed for, or change the amount of, any payment hereunder or (iii) change the percentage of Notes the holders of which are, or the number of Obligees, required to take any action hereunder.

                  SECTION 7. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and (A) by telecopy, or (B) by registered or certified mail with return receipt requested (postage prepaid), or (C) by a recognized overnight delivery service (with charges prepaid). Such notice if sent to the Guarantor shall be addressed to it at the address of the Guarantor provided below its name on the signature page of this Guarantee Agreement or at such other address as the Guarantor may hereafter designate by notice to each holder of Notes, or if sent to any holder of Notes, shall be addressed to it as set forth in the Note Agreements. Any notice or other communication herein provided to be given to the holders of all outstanding Notes shall be deemed to have been duly given if sent as aforesaid to each of the registered holders of the Notes at the time outstanding at the address for such purpose of such holder as it appears on the Note register maintained by the Company in accordance with the provisions of Section 13.1 of the Note Agreements. Notices under this Section 7 will be deemed given only when actually received.

                  SECTION 8. No Waiver; Remedies. No failure on the part of any Obligee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9. Continuing Guarantee. This Guarantee Agreement is a continuing guarantee of payment and performance and shall (A) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guarantee Agreement, except as provided in
Section 9.6 of the Note Agreements, (B) be binding upon the Guarantor, its successors and assigns and (C) inure to the benefit of and be enforceable by the Obligees and their successors, transferees and assigns.

                  SECTION 10. Jurisdiction and Process; Waiver of Jury Trial. The Guarantor irrevocably submits to the nonexclusive in personam jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guarantee Agreement. To the fullest extent permitted by applicable law, the Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  The Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in this Section by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Guarantor at its address specified in Section 7 or at such other address of which you shall then have been notified pursuant to said Section. The Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to the Guarantor. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any recognized courier or overnight delivery service.

                  Nothing in this Section 10 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

                  THE GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTEE AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

                  SECTION 11. Governing Law. This Guarantee Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.
                                                     [GUARANTOR]



                                                     By________________________

                                                       Title:

                                                     Address:



                                                     Attention:

                                                     Telephone:

                                                     Telecopy:

                                                                  EXHIBIT 4.4(d)





                                                      July 19, 1996


                  Re:      SCI Systems, Inc.
                           Adjustable Rate Senior Notes due 2006


To the several Purchasers listed in
   Schedule A to the within-mentioned
   Note Purchase Agreements

Ladies and Gentlemen:

                  We have acted as your special counsel in connection with the issuance by SCI Systems, Inc. (the "Company") of its Adjustable Rate Senior Notes due 2006 in an aggregate principal amount of $100,000,000 (the "Notes") and the purchases by you pursuant to the several Note Purchase Agreements made by you with the Company under date of June 28, 1996 (the "Note Purchase Agreements") of Notes in the respective aggregate principal amounts specified in Schedule A to the Note Purchase Agreements, which Notes are guaranteed by certain subsidiaries of the Company (each a "Guarantor" and collectively the "Guarantors") pursuant to guarantee agreements dated as of June 28, 1996 (each a "Guarantee Agreement" and collectively the "Guarantee Agreements"). All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Purchase Agreements.

                  We have examined such corporate records of the Company and the Guarantors, agreements and other instruments, certificates of officers and representatives of the Company and the Guarantors, certificates of public officials, and such other documents, as we have deemed necessary in connection with the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the authentic originals of all documents submitted to us as copies. As to questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon the representations set forth in the Note Purchase Agreements and the Guarantee Agreements and upon certifications by officers or other representatives of the Company and the Guarantors. We have also assumed the valid existence of the Guarantors and the due authorization, execution and delivery of the Guarantee Agreements.

                  In addition, we attended the closing held today at our office at which you purchased and made payment for Notes in the respective aggregate principal amounts to be purchased by you, all in accordance with the Note Purchase Agreements.

                  Based  upon  the   foregoing   and  having  regard  for  legal
considerations  that we deem relevant,  we render our opinion to you pursuant to
Section 4.4(b) of the Note Purchase Agreements as follows:

               (i) The Company is a validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Note Purchase Agreements and the Notes and to perform its obligations thereunder.

               (ii) The Note Purchase Agreements have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms.

               (iii) The Notes being purchased by you today have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

               (iv)   The  Guarantee  Agreements  delivered  today  pursuant  to
Section 4.5 of the Note Purchase Agreements constitute legal, valid and binding obligations of the respective Guarantors, enforceable against the respective Guarantors in accordance with their respective terms.

               (v) No consent, approval or authorization of, or declaration, registration or filing with, any New York or Federal Governmental Authority is required to be obtained or made as a condition to the validity of the execution and delivery by the Company of the Note Purchase Agreements or said Notes, by the Guarantors of said Guarantee Agreements or for the performance by the Company or the Guarantors of their respective obligations thereunder.

               (vi) It was not necessary in connection with the offering, sale and delivery of said Notes or said Guarantee Agreements, under the circumstances contemplated by the Note Purchase Agreements, to register said Notes or said Guarantee Agreements under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

               (vii) The opinions of even date herewith of Michael M. Sullivan, Corporate Counsel to the Company, and Powell, Goldstein, Frazer & Murphy, special counsel to the Company and the Guarantors, delivered to you pursuant to
Section 4.4(a) of the Note Purchase Agreements, are satisfactory to us in form and scope with respect to the matters specified therein and we believe that you are justified in relying thereon.

                  The opinions expressed above as to the enforceability of any agreement or instrument in accordance with its terms are subject to the exception that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  We are members of the bar of the State of New York and do not herein intend to express any opinion as to any matters governed by any laws other than Federal laws, the laws of the State of New York and the General Corporation Law of the State of Delaware.

                  This opinion is given solely for your benefit and for the benefit of institutional investor holders from time to time of the Notes purchased by you today, in connection with the closing held today of the transactions contemplated by the Note Purchase Agreements, and may not be relied upon by any other person for any purpose without our prior written consent.

                                                       Very truly yours,
[END OF EXHIBIT 10(h)(1)]



[EXHIBIT 10 (j) (1)]




                                SCI SYSTEMS, INC.
                 SENIOR EXECUTIVE OFFICERS ANNUAL INCENTIVE PLAN

                                 I. Introduction

          1.1. Purpose. The purpose of this Plan is to provide the senior management with incentive bonus compensation based on the performance of the Company in order to enhance shareholder value.

          1.2. Definitions. As used in this Plan, capitalized terms shall have the following meanings:

          "Annual Incentive Bonus" means the bonus payable with respect to a fiscal year of the Company, determined in accordance with Article III hereof.

          "Board" means the Board of Directors of SCI Systems, Inc.

          "Compensation Committee" means the Compensation Committee of the Board of Directors.

          "Company" means SCI Systems, Inc., a Delaware corporation.

          "Participants" shall mean the Chief Executive Officer and the Chief Operating Officer.

          "Plan' means the SCI Systems, Inc. Senior Executive Officers Annual Incentive Plan, as in effect and as amended from time to time.

          1.3. Administration. The administration and operation of the Plan shall be supervised by the Compensation Committee. The Compensation Committee shall interpret and construe any and all provisions of the Plan and any determination made by the Compensation Committee under the Plan shall be final and conclusive. Neither the Board nor the Compensation Committee, nor any member of the Board, nor any employee of the Company shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan (other than acts of willful misconduct) and the members of the Board and the Compensation Committee and the employees of the Company shall be entitled to indemnification and reimbursement by the Company to the maximum extent permitted at law in respect of any claim, loss, damage or expense (including counsel's fees) arising from their acts, omissions and conduct in their official capacity with respect to the Plan.

                                II. Participation

          Each executive of the Company holding a position of Chief Executive Officer, or Chief Operating Officer shall be eligible to receive awards under the Plan.


                          III. Annual Incentive Awards

          3.1. Annual Incentive Bonus. With respect to each fiscal year of the Company, the Chief Executive Officer of the Company and the Chief Operating Officer of the Company shall each be entitled to an annual incentive bonus equal to the following percentage of the Company's consolidated net income, as determined in accordance with Generally Accepted Accounting Principles as applied by the independent accounting firm then preparing the audited financial statements of the Company for such fiscal year:
                                                        Net Income
          Chief Executive Officer                            1%
          Chief Operating Officer                           .65%

          3.2. Determination of Achievement of Performance Goals. The Compensation Committee shall certify the level of achievement of the performance goals as soon as practical after the end of the fiscal year for which the determination is being made.

          3.3. Payment of Annual Incentive Bonus. As soon as practical after the expiration of each fiscal year of the Company, Participants who remained employed until the last day of the fiscal year or who died, became disabled or were terminated without Cause during such period, shall be entitled to receive the Annual Incentive Bonus determined in accordance with this Article III. Unless a Participant makes an election to defer receipt of an Annual Incentive Bonus in accordance with a plan or program of deferred compensation sponsored by the Company in which the Participant is eligible to participate, payment of Annual Incentive Bonus shall be made in cash. As used herein, "Cause" shall mean

                        (a) any  act  that  constitutes,  on  the  part  of  the
                   Participant  (i)  fraud,   dishonesty,   a  felony  or  gross
                   malfeasance of duty and (ii) that directly results in~ material injury to the Company; or

                        (b) misconduct  which  is  grossly   inappropriate   and
                   demonstrably likely to lead to material injury to the Company, as determined by the Board reasonably and in good faith; provided however, that such conduct shall not constitute Cause unless (i) the Board shall have delivered to the Participant notice setting forth with specificity (A) the conduct deemed to qualify as Cause, (B) reasonable action that would remedy such objection, and (C) a reasonable time (not less than thirty (30) days) within which the Participant may take such remedial action, and (ii) the Participant shall not have taken such specified remedial action within such specified reasonable time.

                             IV. General Provisions

          4.1. Amendment and Termination. The Board may at any time amend, suspend, discontinue or terminate the Plan.





          4.2.  Miscellaneous.

                        (a) No Right of  Continued  Employment.  Nothing in this
                   Plan shall be construed as conferring upon any employee any right to continue in the employment of the Company or any of its subsidiaries or affiliates.

                        (b) No Limitation on Company Actions.  Nothing contained
                   in the Plan shall be construed to prevent the Company or any subsidiary or affiliate from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any of its subsidiaries or affiliates as a result of any such action.

                        (c) Nonalienation  of  Benefits.   Except  as  expressly
                   provided herein, no employee or his beneficiaries shall have the power or right to transfer, anticipate, or otherwise encumber the employee's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to a corporation which acquires all or substantially all of the assets of the Company or any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each employee and his beneficiaries, heirs, executors, administrators or successors in interest.

                        (d) Severability. If any  provision of this Plan is held
                   unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

                        (e) Governing  Law.  The  Plan  shall  be  construed  in
                   accordance with and governed by the laws of the State of Alabama, without reference to the principles of conflict of laws.

                        (f) Headings.  Headings  are  inserted in this  Plan for
                   convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

          IN WITNESS WHEREOF, the Company has executed this Plan the date first above written.
                                               SCI SYSTEMS, INC.
Dated: October 26, 1996                        By:/s/ Michael M. Sullivan
                                               Title: Secretary


Witness:
/s/ John M. Noll
Title: Controller


[END OF EXHIBIT 10 (j) (1)]